SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                   May 6, 2003

                             Watts Industries, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                    1-11499                    04-2916536
(State or other jurisdiction      (Commission File            (I.R.S. Employer
      of incorporation)                Number)             Identification No.)

                               815 Chestnut Street
                             North Andover, MA 01845
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (978) 688-1811

ITEM 9. Regulation FD Disclosure

      The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

      On May 6, 2003, Watts Industries, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of Watts Industries, Inc.'s press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WATTS INDUSTRIES, INC.


Date: May 6, 2003                         By: /s/ William C. McCartney
                                             ---------------------------------
                                              William C. McCartney
                                              Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION
--------------

99.1              Press Release dated May 6, 2003, issued by Watts Industries,
                  Inc.